Exhibit 10.2

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$25,000.000	Uniondale, New York
April 23, 2010

FOR VALUE RECEIVED, ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO PHARMA CORP., a Delaware corporation, ACCI REALTY CORP., a New York corporation, ARSYNCO INC, a New Jersey corporation, and ACETO REALTY LLC, a New York limited liability company (each a "Company" and, collectively, the "Companies"), jointly and severally, promise to pay to the order of JPMORGAN CHASE BANK, N.A. (the "Lender"), on or before the Revolving Credit Cornmitment Termination Date, the principal amount of the Revolving Credit Commitment or, if less, unpaid principal amount of all Revolving Credit Loans made by the Lender to the Companies under the Credit Agreement referred to below.

The Companies, jointly and severally, also promise to pay interest on the unpaid principal amount hereof from the date.-hereof until paid in full at the rates and at the times which shall be determined, and to make principal repayments on this Note at the times which shall be determined, in accordance with the provisions of the Credit Agreement referred to below.

This Note is the "Amended and Restated Revolving Credit Note" referred to in the Amended and Restated Credit Agreement dated as of April 23, 2010, by and among the Companies and the Lender (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Each of the Lender and any subsequent holder of this Note agrees, by its acceptance hereof, that before transferring this Note it shall record the date, Type and amount of each Revolving Credit Loan and the date and amount of each payment or prepayment of principal of each Revolving Credit Loan previously made hereunder on the grid schedule annexed to this Note; provided, however, that the failure of the Lender or holder to set forth such Revolving Credit Loans, payments and other information on the attached grid schedule shall not in any manner affect the obligation of the Companies to repay the Revolving Credit Loans made by the Lender in accordance with the terms of this Note.

This Note is subject to prepayments pursuant to Section 3.03 of the Credit Agreement.

Upon the occcurrence of an Event of Default, the unpaid balance of the principal amount of this Note together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of JPMorgan Chase Bank, NA., located at 395 North Service Road, Melville, New York 11747 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

This Note is an amendment and restatement of; and it is being issued in replacement of and in substitution for, the Revolving Credit Note dated May 10, 2002 (the "Original Note"), issued by the Companies to the order of the Lender; provided, however, that all principal unpaid and all interest accrued and unpaid under the Original Note shall be deemed to be evidenced by this Note and payable hereunder from and after the date thereof. The execution and delivery of this Note shall not be construed (i) to have constituted repayment of any principal or interest on the Original Note or (ii) to release, cancel, terminate or otherwise impair all or any part of the lien or security interest granted to the Lender as collateral security for the Original Note, all of which liens and security interests shall secure this Note.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Companies, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

The Companies and endorsers of this Note waive presentment, diligence, demand, protest, and notice of any kind in connection with this Note.

THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

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IN WITNESS WHEREOF, the each of the Companies has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

ACETO CORPORATION		ACETO ACRICULTURAL
CHEMICALS CORPORATION

By:	/s/ Vincent Miata
Name: Vincent Miata		By:	/s/ Douglas Roth
Title: President		Name: Douglas Roth
Title: Secretary

CDC PRODUCTS CORPORATION
ACCI REALTY CORP.

By:	/s/ Vincent Miata
Name: Vincent Miata		By:	/s/ Vincent Miata
Title: President		Name: Vincent Miata
Title: President

ACETO PHARMA CORP.
ARSYNCO INC.

By:	/s/ Vincent Miata
Name: Vincent Miata		By:	/s/ Vincent Miata
Title: President		Name: Vincent Miata
Title: President

ACETO REALTY LLC

By:	/s/ Vincent Miata
Name: Vincent Miata
Title: President

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